     As filed with the Securities and Exchange Commission on August 28, 2003

                                                Securities Act File No. 33-31431
                                        Investment Company Act File No. 811-5921

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form N-2

             Registration Statement under the Securities Act of 1933         [_]
                           Pre-Effective Amendment No.                       [_]
                          Post Effective Amendment No.                       [_]
                                     and/or
         Registration Statement under the Investment Company Act of 1940     [X]
                                 Amendment No. 8                             [X]

                        (check appropriate box or boxes)

                                   ----------

                        The Turkish Investment Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                           1221 Avenue of the Americas
                            New York, New York 10020

                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 762-7500

                                   ----------

                                RONALD E. ROBISON
                        The Turkish Investment Fund, Inc.
                  c/o Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                     (Name and Address of Agent for Service)

                                   ----------

                                 With copies to:

                          LEONARD B. MACKEY, JR., ESQ.
                             Clifford Chance US LLP
                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 878-8000

                                   ----------

================================================================================

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                                EXPLANATORY NOTE

     This filing is made solely for the purpose of filing as an Exhibit the Amended and Restated By-Laws of The Turkish Investment Fund, Inc.

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                           PART C -- OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)  Financial Statements (Not applicable)

(2)  Exhibits

        (a)     -- Articles of Incorporation, as amended and restated
                   (Previously filed as Exhibit 2(a) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (b)     -- Amended and Restated By-Laws**
        (c)     -- Not applicable
        (d)     -- Specimen certificate for Common Stock, par value $.01 per share (Previously filed as Exhibit 2(d) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (e)     -- Dividend Reinvestment and Cash Purchase Plan (Previously
                   filed as Exhibit 2(b) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (f)     -- Not applicable
        (g) (1) -- Form of Investment Advisory and Management Agreement among the Registrant, the Investment Manager and Morgan Stanley Asset Management Limited (Previously filed as Exhibit 2(g)(1) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (2)     -- Form of Research Agreement among the Registrant, the
                   Investment Manager, Morgan Stanley Asset Management Limited and TEB Ekonomi Arastirmalari A.S. (Previously filed as
                   Exhibit 2(g)(2) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (h) (1) -- Form of U.S. Underwriting Agreement (Previously filed as
                   Exhibit 2(h)(1) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (2)     -- Form of International Underwriting Agreement (Previously
                   filed as Exhibit 2(h)(2) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (3)     -- Form of Master Agreement Among Underwriters (Previously filed as Exhibit 2(h)(3) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (4)     -- Form of Agreement between U.S. Underwriters and International
                   Underwriters (Previously filed as Exhibit 2(h)(4) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (5)     -- Form of Master Selected Dealer Agreement (Previously filed as
                   Exhibit 2(h)(5) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (6)     -- Form of Agreement between International Underwriters
                   (Previously filed as Exhibit 2(h)(6) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (7)     -- Form of Memorandum to Prospective Selling Group Members
                   (Previously filed as Exhibit 2(h)(7) to Registrant's Registration Statement on Form N-2 (file No. 33-31431))*
        (i)     -- Not applicable
        (j) (1) -- Form of Turkish Custody Contract between the Registrant and
                   Turkyie Is Bankasi (Previously filed as Exhibit 2(j)(1) to the Registrant's Registration Statement on form N-2 (file
                   No. 33-31431))*
        (2)     -- Form of U.S. Custody Agreement between the Registrant and
                   Morgan Guaranty Trust Company of New York (Previously filed as Exhibit 2(j)(2) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*

        (k) (1) -- Form of MSAM Administration Agreement between the Investment
                   Manager and the Registrant (Previously filed as Exhibit 2(k)1 to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (2)     -- Form of Vanguard Administration Agreement between the
                   Investment Manager and The Vanguard Group, Inc. (Previously filed as Exhibit 2(k)(2) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (3)     -- Form of Agreement for Stock Transfer Services (Previously
                   filed as Exhibit 2(k)(3) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (4)     -- Option Agreement with KOC Group, as amended (Previously filed as Exhibit 2(k)(4) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (5)     -- Option Agreement with Turkiye Is Bankasi, as amended
                   (Previously filed as Exhibit 2(k)(5) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (l) (1) -- Opinion and Consent of Sullivan & Cromwell (Previously filed as Exhibit 2(l)(1) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (2)     -- Opinion and Consent of Pekin & Pekin and
                   Reisoglu-Kuntalp-Ensari (Previously filed as Exhibit 2(l)(2) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (m)     -- Not applicable
        (n)     -- Consent of Independent Accountants (Previously filed as
                   Exhibit 2(n) to the Registrant's Registration Statement on form N-2 (file No. 33-31431))*
        (o)     -- Not applicable
        (p)     -- Not applicable
        (q)     -- Not applicable
        (r)     -- Not applicable

__________
   *    Previously filed.
   **   Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of August, 2003.

                                             THE TURKISH INVESTMENT FUND, INC.



                                             By: /s/ Stefanie V. Chang
                                                -------------------------------
                                                 Stefanie V. Chang
                                                 Vice President

                                  EXHIBIT INDEX


                                                                    Sequentially
   Exhibit                                                            Numbered
   Number                            Exhibit                            Page
------------- ----------------------------------------------------- ------------

     2(b)     Amended and Restated By-Laws